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                                                           EXHIBIT 10.4

                                    GUARANTY

         This GUARANTY (this "Guaranty") dated as of July 26, 2000, from HENRY
M. ZACHS, c/o ZIPLINK, INC., 40 Woodland Street, Hartford, Connecticut 06105 (the "Guarantor"), in favor of FLEET NATIONAL BANK, a national banking association, with an office at 777 Main Street, Hartford, Connecticut 06115 (the "Lender").

                                   WITNESSETH:

         WHEREAS, ZIPLINK, INC. (the "Borrower") has requested that the Lender make a revolving credit loan to the Borrower in the maximum principal amount of $10,000,000 (the "Loan"); and

         WHEREAS, it is a condition to Lender's making the Loan to the Borrower that the Guarantor execute and deliver this Guaranty to the Lender; and

         WHEREAS, contemporaneously herewith the Lender and the Borrower are entering into a Revolving Loan and Security Agreement of even date herewith (the "Loan Agreement") pursuant to which the Lender will make the Loan; and

         WHEREAS, the Loan will be evidenced by the Borrower's Revolving Loan Note of even date herewith (the "Note"); and

         WHEREAS, the obligations of Guarantor under this Guaranty are to be secured by a Stock Pledge Agreement (the "Pledge Agreement") of even date herewith, pursuant to which Guarantor has pledged certain Securities to the Lender, and an Account Control Agreement to which the pledged Securities have been subjected the ("Control Agreement); and

         WHEREAS, the Guarantor will receive material benefit from the Loan; and

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

         NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. GUARANTY. The Guarantor does hereby unconditionally guarantee to Lender the full and prompt payment and performance by the Borrower of all of the obligations of every kind and nature whatsoever to be paid and performed by the Borrower as and when required under the Loan Agreement, the Note and the other Financing Documents, including, without limiting the generality of the foregoing, the payment of all principal, interest and other

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sums under the Note (including, without limitation, any payment made by the
Borrower and required to be repaid to the Borrower or any other corporation, natural person, firm, joint venture, partnership, trust, unincorporated organization, limited liability Borrower, other form of business organization, government, or department or agency of any government (any of the foregoing a "Person") pursuant to any law relating to bankruptcy or insolvency by a court of competent jurisdiction adjudicating the bankruptcy or insolvency of the Borrower) and including the payment of all principal, interest, and other sums under any and all Interest Rate Protection Contracts executed in connection with the Loan Agreement (all of such obligations, as so described, being referred to herein as the "Obligations"), in all respects strictly in accordance with the terms of the Financing Documents. In the event of a default in performance of any Obligation by the Borrower, the Guarantor shall promptly perform or cause to be performed such Obligation upon receipt of written notice of such default from Lender.

         SECTION 2.     CONSENTS AND WAIVERS BY GUARANTOR.

              (a) This Guaranty shall be binding upon the Guarantor, his heirs, successors and assigns, and shall remain in full force and effect irrespective of, and shall not be terminated by, the existence of any law, regulation or order now or hereafter in effect in any jurisdiction affecting the terms of this Guaranty. The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                        (i) any lack of validity or enforceability of the Borrower's obligations under or with respect to the Loan Agreement, the Note or any of the other Financing Documents or any other agreement or instrument relating thereto;

                        (ii) any change, pursuant to the terms of the Loan Agreement, the Note or any of the other Financing Documents, whether or not agreed to by the Guarantor, in the time, manner or place of performance of any Obligation under, or in any other term of, the Loan Agreement, the Note or any of the other Financing Documents or any other amendment, renewal, extension, acceleration, compromise or waiver of or any consent or departure from the terms or provisions of the Loan Agreement, the Note or any of the other Financing Documents;

                        (iii) the lack of power or authority of the Borrower to execute and deliver the Loan Agreement, the Note or any of the other Financing Documents or any other agreement or instrument relating thereto; any defense, set-off or counterclaim which may at any time be available to or asserted by the Borrower against Lender or any other Person except for the defenses available to the Borrower based on the acts or omissions of the Lender; the existence or continuance of the Borrower or any affiliate of the Borrower as a legal entity; the consolidation or merger of the Borrower or any affiliate of the Borrower with or into any other Person, or the sale, lease or other disposition by the Borrower or any affiliate of the Borrower of all or substantially all of its assets to any other Person, whether or not effected in compliance with the provisions of the Financing Documents; or the bankruptcy or insolvency of the Borrower or any affiliate of the Borrower, the admission in writing by the Borrower or


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any affiliate of the Borrower of its inability to pay its debts as they mature, or its making of a general assignment for the benefit of, or entering into a composition or arrangement with, creditors; or

                        (iv) any act, failure to act, delay or omission whatsoever on the part of Lender, any failure to give to the Borrower or the Guarantor notice of default in the making of any payment due and payable under this Guaranty or the Loan Agreement, the Note or any of the other Financing Documents or notice of any failure on the part of the Borrower to do any act or thing or to observe or perform any covenant, condition or agreement by it to be observed or performed under the Loan Agreement, the Note or any of the other Financing Documents; or any action taken by Lender in the exercise of any right or power or the failure, delay or omission to exercise any such right or power; it being the purpose and intent of this Guaranty that the obligations of the Guarantor hereunder shall be absolute, unconditional and irrevocable and shall not be discharged or terminated except by full and complete payment and performance of all of the Obligations.

              (b) The Guarantor does hereby waive and relinquish, so far as he may lawfully and effectively do so, the benefit and advantage of any and all homestead, valuation, stay, appraisement, extension or redemption law or laws now in effect or hereafter enacted, and also waives promptness, diligence, notice of acceptance, default, dishonor, non-payment, non-performance or any other notice to or upon the Borrower or the Guarantor.

              (c) The Guarantor, to the extent he may lawfully and effectively do so, waives any right now or hereafter existing requiring Lender as a condition to proceeding against the Guarantor hereunder, to (i) proceed against the Borrower or any other Person; (ii) proceed against or exhaust any security held from the Borrower or from any other Person; (iii) pursue any other remedy in its power; or (iv) accelerate any sums owing Lender or otherwise any rights or remedies under the Loan Agreement, the Note or any of the other Financing Documents.

              (d) Guarantor, to the extent he may legally do so, waives all rights and benefits under any applicable law purporting to reduce a guarantor's obligation in proportion to the principal obligation guaranteed, and any defense based on or arising out of any defense the Borrower may have to payment and performance under the Loan Agreement, the Note or any of the other Financing Documents.

              (e) Guarantor, to the extent he may lawfully and effectively do so, waives all rights and benefits under any applicable law requiring the holder or holders of any indebtedness to pursue the primary obligor thereof, any security which said holder or holders may hold, or any other remedy before proceeding against the Guarantor.

         SECTION 3. SCOPE AND DURATION OF GUARANTY. This Guaranty shall continue in full force and effect until the Borrower or the Guarantor shall have satisfactorily performed or


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otherwise fully discharged, or caused to be performed or fully discharged, all of the Obligations.

         SECTION 4. FREEDOM TO DEAL. Lender shall be at liberty, without giving notice to or obtaining the assent of the Guarantor or relieving the Guarantor of any liability hereunder, (a) to amend, modify or supplement any of the Financing Documents from time to time and (b) to deal with the Borrower in such manner as it may deem fit; provided the Lender shall not release the Borrower Collateral (as defined in the Loan Agreement) without the request or consent of the Guarantor (other than upon satisfaction of the obligations secured thereby).

         SECTION 5. DEMAND FOR PERFORMANCE. Any demand for performance by the Guarantor of its obligations hereunder may be made by Lender on one or more occasions.

         SECTION 6.     ADDITIONAL WAIVERS BY GUARANTOR. The Guarantor waives
(a) notice of acceptance hereof, (b) notice of any action taken or omitted by Lender in reliance hereon, (c) any requirement that Lender be diligent or prompt in making demands hereunder or giving notice to the Guarantor of any default by the Borrower or asserting any other rights of Lender hereunder against the Guarantor and (d) any event, occurrence or other circumstances which might otherwise constitute a legal or equitable discharge of a surety or guarantor other than full and complete payment (which payment is final and irrevocable under then applicable bankruptcy and insolvency statutes) and performance of the Obligations.

         SECTION 7. WAIVER OF SUBROGATION, ETC. Guarantor hereby subordinates and agrees not to enforce any claim, right or remedy which Guarantor may now have or hereafter acquire against the Borrower that arises hereunder and/or from the performance by Guarantor hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, indemnification, or participation in any claim, right or remedy of Lender against the Borrower or any security which Lender now has or may hereafter acquire, until all obligations of the Borrower to the Lender are indefeasibly paid in full and Borrower has no further right to borrow funds under the Financing Documents.

         SECTION 8. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that:

              (a) AUTHORITY. He has full power, authority and capacity to enter into this Guaranty, the Pledge Agreement and the other Financing Documents to which he is a party. No other consent or approval or the taking of any other action by Guarantor is required as a condition to the validity or enforceability of this Guaranty, the Pledge Agreement and such other Financing Documents or any other instrument, document or agreement delivered in connection herewith or therewith.

              (b) BINDING AGREEMENTS. This Guaranty, the Pledge Agreement, the Control Agreement, and the other Financing Documents executed and/or delivered by Guarantor in connection herewith constitute the valid and legally binding obligations of Guarantor, enforceable in accordance with their respective terms, except as enforcement may


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be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

              (c) LITIGATION. There are no actions, suits or proceedings pending against Guarantor before any court or administrative agency, nor are there any actions, suits or proceedings threatened, which, either in any case or in the aggregate, would materially and adversely affect the financial condition or assets of Guarantor, nor are there any such actions, suits or proceedings which question the validity of this Guaranty, the Pledge Agreement, the Control Agreement, or any of the other Financing Documents, or any action to be taken in connection with the transactions contemplated hereby or thereby.

              (d) NO CONFLICTING LAW OR AGREEMENTS. The execution, delivery and performance by Guarantor of this Guaranty, the Pledge Agreement, the Control Agreement, and the other Financing Documents, as the case may be, do not (i) violate any order, decree or judgment, or any provision of any statute, rule or regulation; (ii) violate or conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any agreement, mortgage, indenture or other contract or undertaking to which he is a party, or by which his properties or assets are bound; and (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of the Guarantor, except for the liens granted to Lender.

              (e) TAXES. He has filed all tax returns which are required to be filed and all federal, state, municipal and other taxes shown on such filed returns have been paid.

              (f) COMPLIANCE. He is not in material default in the payment or performance of any of his obligations to any third parties or in the performance of any mortgage, indenture, lease, contract or other agreement to which he is a party or by which any of its assets or properties are bound.

              (g) FINANCIAL INFORMATION. All financial information submitted by Guarantor to Lender, whether previously or in the future, is and will be true, correct and complete in all material respects.

         SECTION 9. TRANSFER OF ASSETS. Guarantor agrees that he shall not during the term of this Guaranty transfer all or substantially all of his assets to any other Person.

         SECTION 10. FINANCIAL INFORMATION. Within one hundred twenty (120) days after the close of each calendar year, Guarantor shall deliver to Lender
(i) annual updates of personal financial statements, and (ii) personal tax returns prepared by an accountant reasonably acceptable to Lender. Promptly upon request, Guarantor will provide Lender with such other personal financial information as Lender may reasonably request.

         SECTION 11. AMENDMENTS; WAIVERS, ETC. No provision of this Guaranty may be changed, waived, discharged or terminated except by full performance thereof or in accordance with the terms of an instrument in writing signed by the Guarantor and Lender.


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No course of dealing or delay or omission on the part of Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto except as may be set forth in a writing meeting the requirements of the preceding sentence.

         SECTION 12. MISCELLANEOUS. This Guaranty is to be governed by and construed in accordance with the laws of the State of Connecticut (without reference to principles of conflicts of law) and shall be binding upon and inure to the benefit of Guarantor and Lender and their respective heirs, successors and assigns. It is the intent of each of the parties to this Guaranty that this Guaranty create a direct obligation of the Guarantor in favor of Lender.

        SECTION 13. PREJUDGMENT REMEDY WAIVER. THE GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY AND THE UNDERLYING TRANSACTIONS GIVING RISE HERETO CONSTITUTE COMMERCIAL TRANSACTIONS WITHIN THE STATE OF CONNECTICUT. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHTS WITH REGARD TO NOTICE AND HEARING UNDER THE CONNECTICUT GENERAL STATUTES, CHAPTER 903a, AS NOW CONSTITUTED OR HEREAFTER AMENDED, OR ANY OTHER STATE OR FEDERAL LAW WITH REGARD TO PREJUDGMENT REMEDIES THAT LENDER MAY DESIRE TO USE, AND FURTHER WAIVES HIS RIGHTS TO REQUEST THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER. THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THESE WAIVERS KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH HIS ATTORNEYS.

         SECTION 14. WAIVER OF TRIAL BY JURY. THE GUARANTOR WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION, PROCEEDING OR ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THIS GUARANTY OR THE FINANCING TRANSACTION OF WHICH THIS GUARANTY IS A PART, OR THE DEFENSE OR ENFORCEMENT OF ANY OF THE LENDER'S RIGHTS AND REMEDIES IN CONNECTION THEREWITH. THE GUARANTOR ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

         SECTION 15. RIGHT TO PURCHASE LOAN. The Guarantor or his nominee shall have the option, exercisable at any time upon not less than fifteen (15) days' written notice to the Lender, to purchase all of the Obligations from the Lender, together with all of Lender's rights in and to the Borrower Collateral and Collateral. The purchase price therefor shall be the full amount of the Obligations outstanding at the time of purchase. Such sale by the Lender shall be without recourse, representation or warranty, other than as to the face amount of the Obligations and that the Lender has not created any lien, security interest or encumbrance against its interest in the Obligations.


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         IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this
Guaranty as of the date and year first above written.



                                  /s/ Henry M. Zachs
                                  -----------------------------------------
                                  Henry M. Zachs


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